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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 2001 relating to the financial statements of OpenTV Corp., which appears in OpenTV Corp.'s Annual Report on Form 20-F for the year ended December 31, 2000.


/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California

November 27, 2001